THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.


                                   GENUS, INC.

                WARRANT TO PURCHASE        SHARES OF COMMON STOCK
                                    ------

Warrant No.:
               ------
CUSIP No.:     372461-10-3
               -----------
Date of Issuance:  August 14, 2002
GENUS, INC., a California corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [Purchaser], the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms and conditions of that
certain Securities Purchase Agreement, dated         by and between the Company
                                             -------
and the parties listed on the Schedule of Purchasers attached thereto as Exhibit A (as such agreement may be amended, supplemented and modified from time to time, the "Purchase Agreement"), to purchase from the Company, upon surrender of this Warrant (as defined below) at its principal office at 1139 Karlstad Drive, Sunnyvale, CA 94089 (or such other location as the Company may advise the Holder hereof in writing), at any time or times on or after August 14, 2002, but not after 5:00 p.m., California time, on the Expiration Date (as defined below), fully paid nonassessable shares of Common Stock (as defined below) of
-------
the Company at the Exercise Price per share provided in Section 1of this Warrant, such Exercise Price and such number of shares of Common Stock to be delivered upon exercise of the Warrant being subject to adjustment as provided in Section 9 of this Warrant. Capitalized terms used herein but not defined shall have the same meanings assigned to them in the Purchase Agreement.

DEFINITIONS. The following terms as used in this Warrant shall have the following meanings:

     "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York, New York or San Francisco, California are authorized or required by law to remain closed.

     "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.

     "Cashless Exercise" has the meaning specified in Section 2(d) hereof.

     "Common Stock" means (i) the common stock, no par value per share, of the Company, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

     "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

     "Exercise Delivery Documents" shall have the meaning specified in Section 2(a) hereof.

     "Exercise Price" shall be equal to $_____ per share, subject to further adjustment as hereinafter provided.

     "Exercise Notice" has the meaning specified in Section 2(a) hereof.

     "Expiration Date" means August 13, 2006 or, if such date does not fall on a Business Day, then the next Business Day.

     "Option" means any right, warrant or option to subscribe for or purchase or otherwise acquire Common Stock or Convertible Securities.

     "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and a government or any department or agency thereof. "Principal Market" means The Nasdaq National Market ("NASDAQ") or if the Common Stock is not traded on NASDAQ then the principal securities exchange or trading market for the Common Stock.

     "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of August 14, 2002, between the Company and the initial Holders named therein, as such agreement may be amended, supplemented and modified from time to time pursuant to the terms thereof.

     "Securities Act " means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Trading Day" shall mean a day during which trading in securities generally occurs on NASDAQ or, if the Common Stock is not quoted on NASDAQ, on the principal other national or regional securities exchange on which the Common Stock then is listed or, if the Common Stock is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System, or on the principal other market on which the Common Stock is then traded; provided, however, that "Trading Day shall not include any day (an "excluded day") during which trading in the Common Stock is suspended for more than three hours between 9:30 a.m. (New York time) and 4:00 p.m. (New York time).

     "Trading Price" of a security on any date of determination means:

     (1)          the closing sales price as reported by NASDAQ on such date;

     (2) if such security is not so reported, the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security (regular way) on the New York Stock Exchange on such date;

     (3) if such security is not listed for trading on the New York Stock Exchange on any such date, the closing sale price as reported in the composite transactions for the principal U.S. securities exchange on which such security is so listed;

     (4) if such security is not listed on a U.S. national or regional securities exchange, the last price quoted by Interactive Data Corporation for such security on such date or, if Interactive Data Corporation is not quoting such price, a similar quotation service selected by the Company;

     (5) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security on such date from at least two dealers recognized as market-makers for such security selected by the Company for this purpose; or

     (6) if such security is not so quoted, the average of the last bid and ask prices for such security on such date from a dealer engaged in the trading of convertible securities selected by the Company for this purpose.

"Transfer Agent" shall mean Mellon Investor Services or any successor thereto.

     "Warrant" means this Warrant and the other warrants to purchase shares of Common Stock issued pursuant to the Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.

     "Warrant Date" has the meaning specified in Section 3 hereof.
"Warrant Delivery Date" has the meaning specified in Section 2(b) hereof. "Warrant Share Delivery Date" has the meaning specified in Section 2(a) hereof.

     "Warrant Shares" means all shares of Common Stock issuable upon exercise of the Warrants.
The definition of certain other terms are specified in Section 9 and Section 11 hereof.

EXERCISE OF WARRANT.

Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder hereof then registered as such on the books of the Company, in whole or in part, at any time on any Business Day on or after the opening of business on August 14, 2002 and prior to 5:00 p.m., California time, on the Expiration Date by (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto or a reasonable facsimile thereof (the "Exercise
            ---------
Notice"), to the Company, of such Holder's election to exercise all or a portion of this Warrant and upon (A) payment to the Company in cash, by certified check or official bank check or by wire transfer for the account of the Company, of the applicable aggregate Exercise Price for the Warrant Shares specified in the Exercise Notice, or (B) a Cashless Exercise in accordance with Section 2(d) hereof, which notice shall specify the number of Warrant Shares to be received upon such Cashless Exercise, and (ii) the surrender of this Warrant to a common carrier for overnight delivery to the Company as soon as practicable following such date (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction) (the items to be delivered pursuant to clauses (i) and (ii) above collectively are referred to herein as the "Exercise Delivery Documents"); provided, however, that if such Warrant Shares are to be
             -----------------
issued in any name other than that of the registered Holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 of this Warrant shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall on or before the third Business Day (the "Warrant Share Delivery Date") following the date of its receipt of the Exercise Delivery Documents, (A) in the case of a public resale of such Warrant Shares, at the Holder's request, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account maintained on the books of the Company or (B) issue and deliver to the address specified in the Exercise Notice, a certificate or certificates in such denominations as may be requested by the Holder in the Exercise Notice, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled upon such exercise. Upon delivery of the Exercise Delivery Documents, the Holder of this Warrant shall be deemed for all corporate purposes to have become the Holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (ii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares, the Company shall promptly issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determination or arithmetic calculation to the Holder via facsimile within 2 Business Days after receipt of the Holder's Exercise Notice. If the Holder and the Company are unable to agree upon the determination of the Exercise Price or arithmetic calculation of the number of Warrant Shares within 1 Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Exercise Price or the Trading Price to an independent, reputable investment banking firm selected jointly by the Company and the Holder or (ii) the disputed arithmetic calculation of the number of Warrant Shares to its independent, outside auditor. The Company shall cause the investment banking firm or the auditor, as the case may be, to perform the determination or calculation and notify the Company and the Holder of the results no later than 10 Business Days from the time it receives the disputed determination or calculation. Such investment banking firm's or auditor's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error. All fees and expenses of such determinations shall be borne solely by the Company.

Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable but in no event later than 3 Business Days after any exercise (the "Warrant Delivery Date") and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

Notwithstanding anything contained in this Warrant to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates evidencing such fractional shares. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable upon exercise of all Warrants so presented. In lieu of any fractional shares, there shall be paid to the Holder an amount of cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 2(c), the current market value of a share of Common Stock shall be the Trading Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise.

If the Holder elects to exercise this Warrant without making payment of the applicable aggregate Exercise Price in cash, the Holder upon exercise of this Warrant will receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

            X = Y * (A - B)
                -----------
                     A
For purposes of the foregoing formula:
X =  the  Net  Number  of  shares  of  Common  Stock to be issued to the Holder.
Y = the number of shares of Common Stock subject to this Warrant for which the Warrant is being exercised.
A = the fair market value of one share of Common Stock on the date this Warrant is being exercised.
          B = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise, as adjusted.
As used herein, the fair market value of one share of Common Stock shall mean the Trading Price per share of the Company's Common Stock on the Trading Day immediately preceding the date upon which the Warrant is exercised.

Beneficial Ownership.  The Company shall not effect the exercise of this
--------------------
Warrant, and no Person (as defined below) who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 4.99% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any Notes, Warrants, convertible notes or convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the holder of this Warrant, the Company shall within three Business Days confirm orally and in writing to the holder of this Warrant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was last publicly reported. For purposes of determining the maximum number of shares of Common Stock that the Company may issue to the Holder pursuant to this Section 2 upon conversion of this Warrant on a particular exercise date, the Company shall be entitled to rely on a written statement by the Holder that, upon the issuance of the shares of Common Stock to be issued on such exercise date, the Holder and its affiliates' aggregate beneficial ownership of shares of Common Stock on such exercise date as determined in accordance with this Section 2 shall not exceed 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion, which statement shall be delivered by the Holder to the Company on the date on which the Holder delivers the corresponding Exercise Notice.

DATE; DURATION.
The issue date of this Warrant is August 14, 2002 (the "Warrant Date"). This Warrant, in all events, shall be wholly void and of no effect after 5:00 p.m. California time on the Expiration Date.

COVENANTS AS TO COMMON STOCK. The Company hereby covenants and agrees as follows:

Issuance of Warrants and Warrant Shares.  This Warrant is, and any Warrants
---------------------------------------
issued in substitution for or replacement of this Warrant upon issuance will be, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and shall not be subject to preemptive rights or other similar rights of shareholders of the Company. All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and payment therefore in cash or by Cashless Exercise in accordance with the terms hereof, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Company with respect to the issue thereof, with the holders of such Warrant Shares being entitled to all rights accorded to a holder of Common Stock.

Reservation of Shares.  During the period within which the rights represented by
---------------------
this Warrant may be exercised, the Company will take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance the full number of shares of Common Stock then issuable upon exercise of all of the Warrants without regard to any limitations on conversions or exercise.

Listing.  The Company shall use its best efforts to promptly secure the listing
-------
of the Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall use its best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall use its best efforts to list on the Principal Market, and shall use its best efforts to maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such Principal Market. The Company shall pay all fees and expenses incurred in connection with satisfying its obligations under this Section 4(c).

Certain Actions.  The Company will not, by amendment of its articles of
---------------
incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) will take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's articles of incorporation and available for the purpose of issue upon such exercise.

Obligations Binding on Successors.  This Warrant will be binding upon any entity
---------------------------------
succeeding to the Company in one or a series of transactions by merger, consolidation or acquisition of all or substantially all of the Company's assets or other similar transactions.

TAXES.

The Company shall pay any and all documentary, stamp, transfer and other similar taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Notwithstanding any other provision of this Warrant, for income tax purposes, any assignee or transferee shall agree that the Company and the Transfer Agent shall be permitted to withhold from any amounts payable to such assignee or transferee any taxes required by law to be withheld from such amounts. Unless exempt from the obligation to do so, each assignee or transferee shall execute and deliver to the Company or the Transfer Agent, as applicable, a properly completed Form W-8 or W-9, indicating that such assignee or transferee is not subject to back-up withholding for United States federal income tax purposes. Each assignee or transferee that does not deliver such a form pursuant to the preceding sentence shall have the burden of proving to the Company's reasonable satisfaction that it is exempt from such requirement.

The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be
                              -----------------
required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder hereof, and the Company shall not be required to issue or deliver such certificates or other securities unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, prior to the exercise of the Warrants represented hereby, the Holder of this Warrant shall not be entitled, as such, to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders of the Company, to receive dividends or other distributions, to exercise any preemptive right or to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of any proceedings of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

COMPLIANCE WITH SECURITIES LAWS.

The Holder of this Warrant, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and the Warrant Shares issuable upon exercise of this Warrant for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Holder
     -----------------
does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Holder of this Warrant further represents, by acceptance hereof, that, as of this date, such Holder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act and was not organized for the specific purpose of acquiring the Warrants or Warrant Shares.

This Warrant and all of the Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws or any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless, in the case of the Warrant Shares issued pursuant to a Cashless Exercise, the two-year holding period of the Warrant submitted for exercise has expired:

          THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
          APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN APPLICABLE EXEMPTION THEREFROM.

The legend set forth above shall be removed and the Company (in the case of Warrants) or the Transfer Agent (in the case of Warrant Shares) shall issue a new Warrant or Warrant(s) of like tenor, or a certificate or certificates representing Warrant Shares, as appropriate, without such legends to the holder of the Warrant(s) or Warrant Shares upon which they are stamped, (i) if such Warrant Shares are registered for resale under the Securities Act and are transferred or sold pursuant to a registration, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Warrant(s) or Warrant Shares may be made without registration under the Securities Act and that upon such public sale, assignment or transfer that the Warrants or Warrant Shares are no longer "restricted securities" under the meaning of Rule 144, or (iii) upon expiration of the two-year period under Rule 144(k) promulgated under the Securities Act (or any successor rule). In the event Rule 144(k) (or any successor rule) is amended to change the two-year period, the reference in the preceding sentence shall be deemed to be a reference to such changed period, provided that such change shall not become effective if it is otherwise prohibited by, or would otherwise cause a violation of, the then applicable federal securities laws. The Company shall not require such opinion of counsel for the sale of the Warrant(s) or Warrant Shares in accordance with Rule 144 of the Securities Act, provided the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

OWNERSHIP AND TRANSFER.

The Company shall maintain at its principal executive offices or such other office or agency of the Company as it may designate by notice to the Holder hereof ("Designated Office"), a register for this Warrant (the "Warrant Register"), in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the Warrant Register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

This Warrant and all rights hereunder shall be assignable and transferable by the Holder hereof, subject to Section 8(d), upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the
                                               ---------
Company's Designated Office.

The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement. The Warrant Shares shall constitute Registrable Shares (as such term is defined and to the extent provided in the Registration Rights Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Shares under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees and shall agree to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Shares.

If, at the time of the surrender of this Warrant in connection with any transfer or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the

Company may require, as a condition of allowing such transfer or exchange, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and
(iii) that the transferee be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES ISSUABLE UPON EXERCISE.

The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9.

In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Exercise Price in effect on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 9(g)) of this Warrant fixed for such determination and (ii) the denominator shall be the sum of such number of shares and the total number of shares referred to in (i) above constituting such dividend or other distribution. Such reduction in the Exercise Price shall become effective immediately after the opening of business on the day following the Record Date.

In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect on the day following the date upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect on the day following the date upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as applicable, to become effective immediately after the opening of business on the day following the date upon which such subdivision or combination becomes effective.

In case the Company shall issue rights or warrants (other than any rights or warrants issued pursuant to a Rights Plan referred to in Section 9(d)) to all or substantially all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 9(g) of this Warrant) on the Record Date fixed for the determination of shareholders entitled to receive such rights or warrants, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect on the day after such Record Date by a fraction of which (i) the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date, plus the number of shares that the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which (ii) the denominator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date, plus the total number of additional shares of Common Stock so offered for subscription or purchase; provided, however, in no
                                                      -----------------
event shall the Exercise Price be adjusted pursuant to this Section 9(c) to a price that is less than $_____. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of shareholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Company's Board of Directors.

In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 9(a) of this Warrant applies) or evidences of its indebtedness or other assets (including securities, but excluding (1) any rights or warrants referred to in Section 9(c) of this Warrant and (2) dividends or distributions of stock, securities or other property or assets (including cash) in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 10 of this Warrant applies and (3) dividends or distributions paid exclusively in cash to which Section 9(e) of this Warrant applies (the foregoing hereinafter in this Section 9(d) called the "Distributed Assets")), the Exercise Price shall be reduced so that the same shall be equal to the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction of which (i) the numerator shall be the Current Market Price (as defined in Section 9(g) of this Warrant) on such date less the fair market value (as determined in good faith by the Company's Board of Directors, or if the assets are other than cash or securities, then jointly by the Company and the holders of Notes representing 60% of the aggregate principal amount of the Notes then outstanding) on such date of the portion of the Distributed Assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Record Date (as defined in Section 9(g) of this Warrant)), and (ii) the denominator shall be such Current Market Price.

Such reduction in the Exercise Price shall become effective immediately prior to the opening of business on the day following the Record Date. However, in the event the then fair market value (as so determined) of the portion of the Distributed Assets so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder shall have the right to receive upon exercise of a Warrant (or any portion thereof) the amount of Distributed Assets such holder would have received had such holder converted such Warrant (or portion thereof) immediately prior to such Record Date.
If the Company's Board of Directors determines the fair market value of any distribution for purposes of this Section 9(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to Section 9(g) of this Warrant to the extent possible, unless a majority of the independent members of the Company's Board of Directors determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the holders.
With respect to preferred stock purchase rights issued pursuant to the Rights Agreement dated September 26, 2000, between the Company and ChaseMellon Shareholder Services, L.L.C., as rights agent (the "Existing Rights"), and any rights that may be issued or distributed pursuant to any similar rights plan that the Company implements after the earliest date of issuance of this Warrant or any predecessor Warrant (each of the Existing Rights and any rights that may be issued pursuant to any such similar future rights plan being referred to as, a "Rights Plan"), upon exercise of this Warrant into Common Stock, to the extent such Rights Plan is in effect upon such exercise, the Holder of this Warrant will receive, in addition to the Common Stock, the rights described therein (whether or not the rights have separated from the Common Stock prior to the time of exercise), subject to the limitations set forth in any such Rights Plan. In the event the Holder receives such rights, there will be no adjustment to the Exercise Price or the number of shares issuable upon exercise of the Warrants pursuant to this Section 9(d). In the event the Holder does not receive such rights upon exercise of the Warrants for any reason, then an adjustment shall be made to the Exercise Price to the extent provided for in the other provisions of this Section 9(d).
Rights or warrants (other than rights issued pursuant to a Rights Plan) distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of an event or events specified in such rights or warrants or related instruments or agreements governing the same ("Trigger Event"), (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable, and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 9(d) (and no adjustment to the Exercise Price under this Section 9(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets or securities, evidences of indebtedness or other assets or entitle the Holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Exercise Price under this
Section 9(d), (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Exercise Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Exercise Price shall be readjusted as if such rights and warrants had never been issued.
For purposes of this Section 9(d) and Sections 9(a) and (c) of this Warrant, any dividend or distribution to which this Section 9(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Sections 9(a) or (c) of this Warrant apply (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which
Section 9(c) of this Warrant applies (and any Exercise Price reduction required by this Section 9(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Exercise Price reduction required by Sections 9(a) and (c) of this Warrant with respect to such dividend or distribution shall then be made, except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution," "Record Date fixed for such determination" and "Record Date" within the meaning of Section 9(a) of this Warrant and as "the date fixed for the determination of shareholders entitled to receive such rights or warrants," "the Record Date fixed for the determination of the shareholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of
Section 9(c) of this Warrant, and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 9(a) of this Warrant and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock cash (excluding any cash that is distributed upon a reclassification, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 10 of this Warrant applies or as part of a distribution referred to in Section 9(d) of this Warrant), in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this
Section 9(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined in good faith by the Company's Board of Directors, or if the assets are other than cash or securities, then jointly by the Company and the holders of Notes representing 60% of the principal amounts of the Notes then outstanding) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the date of such distribution exceeds 10% of the product of the Current Market Price (determined as provided in Section 9(g) of this Warrant) on the Record Date with respect to such distribution multiplied by the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined cash and fair market value over such 10% divided by (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such date; provided, however, that in the event the portion of
                           --------  -------
the securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder shall have the right to receive upon exercise of a Warrant (or any portion thereof) the amount of cash such holder would have received had such holder exercised such Warrant (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such dividend or distribution had not been declared.

In case a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a board resolution) that combined together with:
(A) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a board resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 9(f) has been made; and (B) the aggregate amount of any distributions to all or substantially all holders of the Company's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 9(e) has been made, exceeds 10% of the product of the Current Market Price as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) multiplied by the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction: (1) the numerator of which shall be the product of the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time; and (2) the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the

Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time.
Such reduction (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Exercise Price shall again be adjusted to be the Exercise Price that otherwise would then be in effect based upon the number of shares actually purchased. If the application of this Section 9(f) to any tender offer would result in an increase in the Exercise Price, no adjustment shall be made for such tender offer under this
Section 9(f).

For purposes of this Section 9, the following terms shall have the meaning indicated:

"Current Market Price" shall mean the average of the daily Trading Prices per share of Common Stock for the 10 consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as
                      -----------------
hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to Section 9(a), (b), (c), (d), (e) or (f) of this Warrant occurs during such 10 consecutive Trading Days, the Trading Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the same fraction by which the Exercise Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to
Section 9(a), (b), (c), (d), (e) or (f) of this Warrant occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Trading Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined in good faith by the Company's Board of Directors in a manner consistent with any determination of such value for purposes of Section 9(d) of this Warrant, whose determination shall be conclusive) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purposes of this Subsection 9(g)(1), the "ex" date shall mean any date upon which an event occurs which would trigger an adjustment to the Exercise Price pursuant to Section 9(a), (b),
(c), (d), (e) or (f) of this Warrant.
"fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.
"Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

The Company may make such reductions in the Exercise Price, in addition to those required by Sections 9(a), (b), (c), (d), (e) or (f) of this Warrant, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

To the extent permitted by applicable law, the Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during such period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive and described in a Board Resolution. Whenever the Exercise Price is reduced pursuant to the preceding sentence, the Company shall mail to the Holder of each Warrant at his last address in the Warrant Register a notice of the reduction at least 15 days prior to the date the reduced Exercise Price is to take effect, and such notice shall state the reduced Exercise Price and the period during which it will be in effect. In the event that the Company elects to temporarily reduce the Exercise Price pursuant to this Subsection 9(i), the Exercise Price shall be adjusted upon the expiration of such temporary reduction to the Exercise Price that otherwise would then be in effect if such temporary reduction had not occurred, and the Exercise Price shall at no time be greater than the Exercise Price that otherwise would be in effect if such temporary reduction had not occurred. Notwithstanding the foregoing, the Company shall not exercise any rights under this Subsection 9(i) for the purpose of availing itself of any rights provided in Section 11 hereof. No adjustment in the Exercise Price shall be required under this Section 9 unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any
                                               --------  -------
adjustments which by reason of this Section 9(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the no par value of the Common Stock.

Notice to Holders of Warrants Prior to Certain Actions.  In case:
-------------------------------------------------------
the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to this
Section 9; the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class (or of securities convertible into shares of Capital Stock of any class) or of any other rights; of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; the Company shall cause to be provided to the Holder of this Warrant at such address appearing in the Warrant Register at least twenty (20) days (or 10 days in any event specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 9(k). In addition, whenever the Exercise Price is adjusted as provided in this Section 9, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of each Warrant at his last address in the Warrant Register within five
(5) Business Days of the effective date of such adjustment. Failure to deliver such notice nor any defect therein shall not effect the legality or validity of any such adjustment.

In any case in which this Section 9 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 2(c) of this Warrant.

For purposes of this Section 9, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

Upon each adjustment of the Exercise Price pursuant to this Section 9, each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the
Exercise Price in effect immediately after such adjustment.   The adjustment
pursuant to this Section 9(n) to the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 9 (or would be made but for Section 9 of this Warrant).

EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), as a result of which holders of Common Stock shall be entitled to receive Capital Stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock
(ii) any consolidation, merger, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (other than as a result of a change in name, a change in par value or a change in the jurisdiction of incorporation), (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing person, as the case may be, shall issue a replacement Warrant providing that such Warrant shall be exercisable for the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, statutory share exchange, sale or conveyance by a holder of a number of shares of Common Stock issuable upon exercise of such Warrants (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available for issuance upon exercise of all such Warrants) immediately prior to such reclassification, change, consolidation, merger, combination, statutory share exchange, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, that holders of Common Stock who were entitled to vote or consent to such transaction had as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, statutory share exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this
Section 10 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, combination, statutory share exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such replacement Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 9 of this Warrant. If, in the case of any such reclassification, change, consolidation, merger, combination, statutory share exchange, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock shall include shares of stock or other securities and assets of a corporation other than the successor or purchasing person, as the case may be, in such reclassification, change, consolidation, merger, combination, statutory share exchange, sale or conveyance, then such replacement Warrant shall also be executed by such other person and shall contain such additional provisions to protect the interests of the holder of the Warrants as the Company's Board of Directors shall reasonably consider necessary by reason of the foregoing. The Exercise Price for the stock and other securities, property and assets (including cash) so receivable upon such event shall be an amount equal to the Exercise Price immediately prior to such event. The Company shall mail such replacement Warrant to each holder of Warrants, at such holder's address appearing in the Warrant Register within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such replacement Warrant.
The above provisions of this Section 10 shall similarly apply to successive or series of related reclassifications, changes, consolidations, mergers, statutory shares exchanges, combinations, sales and conveyances.
If this Section 10 applies to any event or occurrence, Section 9 of this Warrant shall not apply, provided that such other provisions shall continue to apply to
                 --------
all other issuances.

MANDATORY EXERCISE.

On any Notification Date (as defined below), the Company may request that the Holder exercise this Warrant in whole but not in part (except as provided in Section 11(b) below) (the "Mandatory

Exercise") within 30 calendar days after the date of the Mandatory Exercise Notice (as defined below) by delivering a written notice to the Holder at such address as such Holder shall have provided to the Company in writing pursuant to
Section 13 hereof (the "Mandatory Exercise Notice") provided that the Conditions to Mandatory Exercise (as set forth below) are satisfied. The Mandatory Exercise Notice shall set forth the Exercise Price and the Trading Price of a share of Common Stock on each of the 30 consecutive Trading Days immediately preceding the date of the Mandatory Exercise Notice (the "Measuring Period") and shall state that this Warrant be exercised in conformity with this Section 11 within 30 calendar days of the date of the Mandatory Exercise Notice. The last day of such 30 day period is hereinafter referred to as the "Automatic Mandatory Exercise Date" provided such day is a Business Day, and if not, the first Business Day thereafter shall be considered the Automatic Mandatory Exercise Date. To the extent the Holder fails to exercise this Warrant by 5:00 p.m. California time on the Automatic Mandatory Exercise Date, then (i) the Holder shall forfeit such holder's rights, title and interest under this Warrant with respect to the Warrant Shares subject to the Mandatory Exercise and shall continue in effect with respect to any Warrant Shares for which this Warrant remains exercisable, (ii) this Warrant shall be deemed terminated and (iii) if this Warrant is no longer exercisable for any Warrant Shares, the Holder shall deliver to the Company this Warrant marked "cancelled." For purposes of this
Section 11, "Notification Date" shall mean any Business Day following the first anniversary of Warrant Date, which Business Day is immediately preceded by the Measuring Period, and the Common Stock daily volume weighted average price for any 20 Trading Days during such Measuring Period was at least 200% of the Exercise Price. "Conditions to Mandatory Exercise" means the following conditions: (i) on each day during the Measuring Period and for a period of 30 days thereafter, the Registration Statement shall be effective and available for the sale of all of the Registrable Shares (as defined in the Registration Rights Agreement) (without regard to any limitations on exercises or conversions herein or elsewhere), including the Warrant Shares to be issued pursuant to this Mandatory Exercise; (ii) on each day during the period beginning 30 days prior to the Notification Date and ending on and including the Automatic Mandatory Exercise Date, the Common Stock is designated for quotation on the Nasdaq National Market or listed on The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. and is not suspended from trading; (iii) there shall have occurred no Event of Default (or an event which with notice or lapse of time or both would become a default) under the Notes; (iv) on the Trading Day immediately preceding the date of the Mandatory Exercise Notice, the daily volume weighted average price of the Common Stock is at least 200% of the Exercise Price; and (v) the Company otherwise has satisfied its obligations and is not in default under the Notes, the Securities Purchase Agreement, the Warrants and the Registration Rights Agreement. Notwithstanding the above, any holder of Warrants may exercise such shares (including Warrants selected for exercise) into Common Stock pursuant to Section 2 on or prior to the date immediately preceding the Automatic Mandatory Exercise Date (and, after such holder's receipt of the Mandatory Exercise Notice, without regard to the conversion limitations set forth herein or elsewhere).
(b) Notwithstanding Section 11(a) hereof, if the Holder is subject to a Mandatory Exercise whereby the Holder would beneficially own in excess of 4.99% of the shares of the Common Stock outstanding immediately after giving effect to such Mandatory Exercise (on the same terms as stipulated in Section 2(e) hereof), then the Mandatory Exercise shall be limited to that number of Warrant Shares under this Warrant so that upon such Mandatory Exercise the Holder beneficially owns no more than 4.99% of the Company's Common Stock then outstanding. In the event the

Warrant has not been fully exercised subsequent to the Automatic Mandatory Exercise Date as a result of the effect of this Section 11(b) or otherwise, then thereafter the Company shall be entitled to request a second Mandatory Exercise for all Warrant Shares for which this Warrant remains exercisable, regardless of the Holder's beneficial ownership in the Company, under the same terms and on the same conditions as provided in Section 11(a) hereof; provided, however, the
                                                         --------  -------
Automatic Mandatory Exercise Date with respect to such second Mandatory Exercise shall be 15 calendar days following the second Mandatory Exercise Notice.

LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Notwithstanding the foregoing, if this Warrant is lost by, stolen from or destroyed by the original Holder hereof, the affidavit of such original holder setting forth the circumstances of such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required by the Company as a condition to the execution and delivery by the Company of a new Warrant to such original holder other than such original holder's unsecured written agreement to indemnify the Company solely for losses actually incurred by the Company as a direct consequence of the loss, theft or destruction of the Warrant.

NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Security must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided that such notice is also delivered via regular mail; or (iii) 1 Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:
                         Genus, Inc.
                         1139 Karlstad Drive
                         Sunnyvale, CA 94089
                         Telephone: (408) 747-7140
                         Facsimile: (408) 747-7199
                         Attention: Shum Mukherjee,
                         Chief Financial Officer
          with a copy to:
                         Wilson Sonsini Goodrich & Rosati
                         650 Page Mill Road
                         Palo Alto, CA 94304
                         Telephone: (650) 493-9300
                         Facsimile: (650) 493-6811
                         Attention: Mark Casillas, Esq.

     If to a Holder of this Warrant, to it at the address and facsimile number set forth on the Schedule of Purchasers to the Purchase Agreement, with copies to such holder's representatives as set forth on such Schedule of Purchasers, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide 5 days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

AMENDMENTS. This Warrant and any term hereof may be amended, changed, waived, discharged, or terminated only by an instrument in writing signed by the Company and holders of sixty percent (60%) of Warrant Shares represented by all Warrants. Such amendment, change, waiver, discharge or termination shall be binding on the Company and all of the Warrant Holder's assignees and transferees; provided, however, that no such action may increase the Exercise
             -----------------
Price or decrease the number of shares or alter the class of stock issuable upon exercise of any Warrants without the written consent of the holder of such Warrant. No waivers of any term, condition or provision of this Warrant in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, condition or provision.

GOVERNING LAW: THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

DESCRIPTIVE HEADINGS. The headings of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price, the fair market value of assets (other than cash or securities), or the arithmetic calculation of the number of Warrant Shares to be issued, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one Business Day from the manifestation of such dispute to the Holder of this Warrant. If the Holder of this Warrant and the Company are unable to agree upon such determination or calculation of the Exercise Price, the fair market value of assets (other than cash or securities), or the number of Warrant Shares within one Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within 10 Business Days, submit via facsimile (a) the disputed determination of the Exercise Price or the disputed fair market value of assets (other than cash or securities), as the case may be, to an independent, reputable investment bank selected by the Company and approved by the holder of this Warrant or (b) or the disputed arithmetic calculation of the number of Warrant Shares to be issued to the Company's independent, outside accountant. The Company shall make reasonable efforts to cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than 15 Business Days from the date it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The fees and expenses of the accountant or investment bank, as the case may be, shall be paid by the party whose calculation of the Exercise Price or Warrant Shares or determination of fair market value (other than cash or securities), is, on a percentage basis, the least closest to that as determined by the accountant or investment bank; provided, however, that if each of the amounts originally determined or calculated by the Company and the Holder are at least equal to 80% of the amount calculated by the accountant or investment bank but not more than 120% of the amount calculated by the accountant or investment bank, then the Company and the Holder will each pay one half of the fees and expenses of such accountant of investment bank.

REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, the Securities Purchase Agreement, the Notes and the Registration Rights Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the holder of this Warrant right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder of this Warrant and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of day and year first above written.


                                         "COMPANY"

                                         GENUS, INC.


                                         By:
                                              ----------------------------------
                                         Its:
                                              ----------------------------------


                                                                            -S-1

                              EXHIBIT A TO WARRANT

                           FORM OF EXERCISE AGREEMENT

         (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

To:   Genus,  Inc.
      1139  Karlstad  Drive
      Sunnyvale,  CA  94089
      Attention:  Shum  Mukherjee

The undersigned hereby irrevocably exercises the right to purchase
                                                                   -------------
shares of the Common Stock of GENUS, INC., a corporation organized under the laws of the State of California (the "COMPANY"), and either:

-    tenders  herewith  payment  of the Exercise Price in full, in the amount of
     $             ,  in  cash,  by  certified or official bank check or by wire
       ------------
     transfer  for  the  account  of  the  Company;  or

- elects pursuant to Section 2(d) of the Warrant to convert such Warrant into Common Stock on a cashless exercise basis.

The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant in accordance with the terms of the Warrant.

- The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is
                      ) with DTC through its Deposit Withdrawal Agent Commission
     -----------------
     System  ("DTC  TRANSFER").

- In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:
Dated:
      -----------------------                --------------------------------
                                             Signature  of  Holder


                                             --------------------------------
                                             Name  of  Holder  (Print)
                                             Address:

                                 ACKNOWLEDGMENT

     The Company hereby acknowledges this Exercise Notice and hereby directs Mellon Investor Services to issue the above indicated number of shares of Common Stock issuable upon exercise of the Warrant to the designated holder.


                                         GENUS, INC.


                                         By:
                                              ----------------------------------
                                         Its:
                                              ----------------------------------

                              EXHIBIT B TO WARRANT

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to
               , Federal Identification No.             , a warrant to purchase
---------------                             ------------
             shares of the capital stock of Genus, Inc., a California
------------
corporation, represented by warrant certificate no.      , standing in the name
                                                    -----
of the undersigned on the books of said corporation.  The undersigned does
hereby irrevocably constitute and appoint               , attorney to transfer
                                          --------------
the warrants of said corporation, with full power of substitution in the premises.

Dated:            , 200
      ------------     --


                                             -----------------------------------

                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------